Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT dated as of December 16, 2010 (this “Amendment”), among SCIENTIFIC GAMES INTERNATIONAL, INC. (the “Borrower”), SCIENTIFIC GAMES CORPORATION (“Holdings”), the LENDERS party hereto (the “Consenting Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement dated as of June 9, 2008, as amended as of March 27, 2009, September 30, 2009, and October 13, 2009 and as amended and restated as of February 12, 2010, (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the several lenders from time to time party thereto and the Administrative Agent.

WHEREAS:

A.            Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

B.            The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement.

C.            The Administrative Agent and the Consenting Lenders are willing to amend certain provisions of the Credit Agreement, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the above recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of Holdings, the Borrower, the Administrative Agent and the Consenting Lenders hereby agree as follows:

SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)  Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Fifth Amendment”: the Fifth Amendment, dated as of December 16, 2010, to this Agreement.

“Mafco”: means MacAndrews & Forbes Holdings, Inc.

“Mafco Specified Change of Control” means a Specified Change of Control arising as a result of the Parents or any of them becoming or obtaining the right to become, directly or indirectly, the beneficial owner of any specified percentage of the issued and outstanding Capital Stock of Holdings, including any such issued and outstanding Capital Stock of

Holdings entitled under ordinary circumstances to elect a majority of the directors of Holdings.

“Parents”: means (a) Mafco, (b) each of Mafco’s direct and indirect subsidiaries and Affiliates, (c) Ronald O. Perelman, (d) any of the directors or executive officers of Mafco or (e) any of their respective Permitted Transferees.

“Permitted Transferees” means, with respect to any Person that is a natural person (and any Permitted Transferee of such Person), (a) such Person’s immediate family, including his or her spouse, ex-spouse, children, step-children and their respective lineal descendants and (b) any trust or other legal entity the beneficiary of which is such Person’s immediate family, including his or her spouse, ex-spouse, children, stepchildren or their respective lineal descendants and which is controlled by such Person.

(b)  Section 9(k) of the Credit Agreement is hereby amended by:

(i)  adding the words “, other than the Parents or any of them,” immediately prior to the words “shall become” appearing in clause (i) thereof; and

(ii)  adding the words “, other than a Mafco Specified Change of Control” immediately after the words “Specified Change of Control” appearing in clause (iii) thereof.

(c)  Section 9 of the Credit Agreement is hereby further amended by adding the word “or” immediately after the semicolon at the end of clause (m) thereof and adding the following new clause (n):

“(n) a Mafco Specified Change of Control shall occur and, as a result thereof, any Senior Subordinated Securities or Permitted Additional Senior Indebtedness shall become due and payable or shall otherwise be required to be repaid, repurchased, redeemed or defeased, whether at the option of any holder thereof or otherwise, unless the Borrower or any Guarantor would at such time be permitted to make such payments on an optional or voluntary basis pursuant to Section 8.9(a)(i)(2).”

SECTION 2.  Representations and Warranties.  Holdings and the Borrower hereby represent and warrant on the Fifth Amendment Effective Date (as defined below) to the Administrative Agent and each Lender that:

(a)  Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.

(b)  At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3.  Conditions Precedent.  This Amendment shall become effective as of the date of the satisfaction of the following conditions precedent (the “Fifth Amendment Effective Date”):

(a)  The Administrative Agent (or its counsel) shall have received from each of Holdings, the Borrower and Lenders constituting the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)  The Administrative Agent shall have received all fees and other amounts due and payable under the Credit Agreement on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

SECTION 4.  Credit Agreement.  Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 5.  Miscellaneous.

(a)  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)  All references to the Credit Agreement in the Loan Documents shall be deemed to include this Amendment.  This Amendment constitutes a Loan Document.

(c)  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)  WAIVERS OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf and in their respective corporate names by their duly authorized officers as of the date first above written.

SCIENTIFIC GAMES INTERNATIONAL, INC., as Borrower,

by
/s/ Jeffrey S. Lipkin
Name: Jeffrey S. Lipkin
Title: Vice President

SCIENTIFIC GAMES CORPORATION, as Holdings and a Guarantor,

by
/s/ Jeffrey S. Lipkin
Name: Jeffrey S. Lipkin
Title: Senior Vice President & Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

by
/s/ Brendan M. Poe
Name: Brendan M. Poe
Title: Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Allied Irish Banks, p.l.c (as a Term Loan Lender)

by	/s/ Joseph Augustini
Name: Joseph Augustini
Title: Senior Vice President

by	/s/ Edwin Holmes
Name: Edwin Holmes
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Allied Irish Banks, p.l.c (as a Revolving Lender)

by	/s/ Joseph Augustini
Name: Joseph Augustini
Title: Senior Vice President

by	/s/ Edwin Holmes
Name: Edwin Holmes
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

BANK OF AMERICA, N.A.

by	/s/ Brandon Bolio
Name: Brandon Bolio
Title: Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

by	/s/ Charles Stewart
Name: Charles Stewart
Title: Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Compass Bank

by	/s/ Nancy Zezza
Name: Nancy Zezza
Title: SVP

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Credit Suisse AG, Cayman Islands Branch

by	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Vice President

by	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

FIFTH THIRD BANK

by	/s/ George B. Davis
Name: George B. Davis
Title: Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

Goldman Sachs Bank USA

by	/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

ING CAPITAL LLC.

by	/s/ William C. James
	Name:	William C. James
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

ISREAL DISCOUNT BANK OF NEW YORK

by	/s/ Richard Tripaldi
	Name:	Richard Tripaldi
	Title:	First Vice President

by	/s/ Michael Paul
	Name:	Michael Paul
	Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

RB International Finance (USA) LLC (fka RZB Finance LLC)

by	/s/ Peter Armieri
	Name:	Peter Armieri
	Title:	Vice President

by	/s/ Randall Abrams
	Name:	Randall Abrams
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

The Bank of Nova Scotia

by	/s/ Todd S. Meller
	Name:	Todd S. Meller
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

TORONTO DOMINION (TEXAS) LLC

by	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH

by	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

by	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

UBS LOAN FINANCE LLC

by	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

by	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

UNICREDIT BANK AG, New York Branch

by	/s/ Douglas Riahi
	Name:	Douglas Riahi
	Title:	Director

by	/s/ Elaine Tung
	Name:	Elaine Tung
	Title:	Director

SIGNATURE PAGE TO AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SCIENTIFIC GAMES INTERNATIONAL, INC. CREDIT AGREEMENT

UNION BANK, N.A.

by	/s/ Pierre Bury
	Name:	Pierre Bury
	Title:	Vice President